UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)

(617) 444-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 31, 2008, an abstract entitled “A Study of Telaprevir (TVR) with Peginterferon alfa-2A (P) and Ribavirin (R) in Subjects with Well-documented prior P/R Null Response, Non-Response or relapse: Preliminary Results” for a poster to be presented at the 43rd Annual Meeting of the European Association for Study of the Liver, or EASL, was posted on the internet at http://www.easl.ch/liver-meeting/program/SessionIndex.asp by EASL.   A copy of the abstract is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

                (d)  Exhibits

Exhibit	Description of Document

99.1	Abstract entitled “A Study of Telaprevir (TVR) with Peginterferon alfa-2A (P) and Ribavirin (R) in Subjects with Well-documented prior P/R Null Response, Non-Response or relapse: Preliminary Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: March 31, 2008	/s/ Kenneth S. Boger
Kenneth S. Boger
Senior Vice President and General Counsel